The Sentinel Funds

  Supplement dated September 21, 2004 to the Prospectus dated March 29, 2004, as supplemented May 14, 2004 and September 3, 2004



On September 17, 2004, Van Harissis, the leader of the Equity Value Team of Sentinel Advisors Company ("SAC"), and Scott T. Brayman, the leader of SAC's Small Company Team, resigned from SAC. Daniel J. Manion is now the leader of the Equity Value Team, which manages the Common Stock Fund and the equity portion of the Balanced Fund. Mr. Manion joined SAC in 1993, and has been a co-manager of the Sentinel Common Stock Fund since 1994, and a member of the team managing the Sentinel Balanced Fund for a number of years. Mr. Manion is also the Director of Equity Research for SAC. He has a total of 17 years of experience as an investment professional, and holds the Chartered Financial Analyst designation. Charles C. Schwartz is now the portfolio manager of the Small Company Fund and the Core Mid Cap Fund. Mr. Schwartz has been with SAC since 1996 and has been a key member of the Small Company Team since 1999. He has a total of 13 years of experience as an investment professional, and holds the Chartered Financial Analyst designation.